EXHIBIT 10.3

 STOCK PURCHASE AGREEMENT

     This Purchase Agreement (this "Agreement") is made as of ____________ ___, 2001 by and between HOTEL OUTSOURCE SERVICES, INC., a Delaware corporation (the "Company"), BARTECH MEDITERRANEAN LTD., a corporation organized under the laws of Israel ("BarMedit"), HILA INTERNATIONAL CORP., a Delaware corporation ("BarMedit Sub") and BARTECH SYSTEMS INTERNATIONAL, INC., a Delaware corporation ("Bartech").

                                    ARTICLE I

                      AUTHORIZATION AND SALE OF SECURITIES
..1     Authorization.

     Before the Closing (as hereinafter defined), the Company will authorize the sale and issuance to Bartech of an aggregate of 300 shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock").

..2     Sale  of  Shares.

     Subject to the terms and conditions of this Agreement, at the Closing, Bartech agrees to purchase, and the Company agrees to sell and issue to Bartech the Shares for an aggregate purchase price of $XXXXXX (the "Purchase Price").

                                   ARTICLE II

CLOSING  DATES,  DELIVERY

..1     Closing  Date;  Location.

     The closing of the purchase by Bartech and the sale by the Company of the Shares under this Agreement shall be held at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, New York, New York 10017 at 10:00 a.m. on the date of this Agreement (the "Closing"), or at such time and place upon which the parties hereto shall mutually agree. The date of the Closing is hereinafter referred to as the "Closing Date."

..2     Closing  Deliveries.

     At the Closing, (a) the Company will deliver to Bartech a certificate registered in Bartech's name, representing the Shares, (b) Bartech shall pay the Purchase Price, and (c) the Company and the other parties hereto shall execute and deliver to each other, or cause to be executed and delivered to each other, as applicable, (i) a Stockholders' Agreement, by and among the Company and the other parties hereto, substantially in the form annexed hereto as Exhibit A (the "Stockholders' Agreement"), (ii) an Option Agreement, by and between the Company and Bartech, substantially in the form annexed hereto as Exhibit B (the "Option Agreement"), (iii) an Option Agreement, by and between BarMedit, BarMedit Sub

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and  Bartech,  substantially  in  the  form  annexed  hereto  as  Exhibit C (the
"Purchase Option Agreement"), and (iv) such other documents and instruments required to be executed and delivered in connection herewith.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company, BarMedit and BarMedit Sub, jointly and severally, hereby represent and warrant to Bartech as follows:

..1     Corporate  Organization.

     The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company is a newly formed entity and, except as contemplated by this Agreement and/or the Transaction Documents (as hereinafter defined), (i) has not engaged in any business activities of any type of kind whatsoever, (ii) does not own any properties or assets other than $XXXXX received from BarMedit Sub in connection with the subscription for 700 shares of the Company's Common Stock,
(iii) has not employed or retained the services of any person other than Jacob Ronnel and Ariel Almog, and (iv) is not a party to or bound by any contract, commitment, agreement or understanding (whether written or oral) other than as relating to the Company's installation of minibars in the Hyatt Regency Hotel in San Francisco, California.

..2     Authorization.

     The Company has full power and authority (i) to execute, deliver and perform this Agreement and all other documents, instruments and agreements required to be executed, delivered and performed by it in connection with the transactions contemplated by this Agreement, including, without limitation, the Stockholders' Agreement, the Option Agreement, and the Purchase Option (collectively, the "Transaction Documents"), and (ii) to issue the Shares. All action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance by the Company of all its obligations under the Transaction Documents and for the issuance of the Shares has been taken or will be taken prior to the Closing. Each of the Transaction Documents, when executed and delivered by the Company and the other parties thereto will constitute legally binding and valid obligations of the Company, enforceable in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, moratorium, creditors' rights and other similar laws.

..3     Capitalization.

(a) Immediately prior to the Closing, the authorized capital stock of the Company shall consist of a total of 3,000 shares of Common Stock. Immediately prior to the Closing there will be no shares of Common Stock outstanding except for 700 shares of Common Stock issued to BarMedit Sub. Except as provided in the Transaction Documents, (i) there are no outstanding warrants, options, conversion or exchange privileges, preemptive rights, or

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other  rights  or  agreements  to  purchase  or  otherwise  acquire or issue any securities of the Company, and (ii) there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or any instrument or security exercisable or exchangeable for, or convertible into any security of the Company.

..4     Subsidiaries.

(a) The Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation, partnership, limited liability company, association or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

..5     Validity  of  Shares.

     The Shares, when issued, sold and delivered in accordance with the terms and for the consideration expressed in this Agreement, shall be duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws, assuming the accuracy of the representations and warranties of Bartech set forth herein), and free and clear of all liens, encumbrances and restrictions on transfer of every kind and nature whatsoever, other than restrictions on transfer imposed on Bartech under applicable state and federal securities laws and the Transaction Documents. The issuance, sale and delivery of the Shares is not subject to any preemptive right, right of first refusal or other similar right in favor of any person.

..6     No  Conflict  with  Other  Instruments.

     The execution, delivery and performance by the Company of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any violation of, conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under, with or without the passage of time or the giving of notice, or both, (i) any provision of the Company's Certificate of Incorporation or By-laws (each as may have been amended, supplemented or restated); (ii) any provision of any judgment, writ, injunction, decree or order to which the Company is a party; or (iii) any law, statute, rule or regulation applicable to the Company.

..7     Governmental  Consents.

     No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with (i) the execution, delivery and performance of the Transaction Documents, and (ii) the issuance, sale and delivery of the Shares, except for such filings required pursuant to applicable federal and state securities laws and blue sky laws, which filings, if any, will be effected by the Company within the required statutory period.

..8     No  Defaults  or  Violations.

     The Company is not in violation of, in conflict with, in breach of or in default under any term or provision of, and no right of any party to accelerate, terminate, modify or cancel has come into existence under, (i) its Certificate of Incorporation or By-laws (each as may have been amended, supplemented or restated), (ii) any provision of any judgment, writ, injunction, decree or order to which the Company is a party; or (iii) any law, statute, rule or regulation applicable to the Company.

..9     Private  Offering.

     Subject to the truth and accuracy of Bartech's representations set forth in
Article IV of this Agreement, the offer, sale and issuance of the Shares, as contemplated by this Agreement will be made in reliance on one or more exemptions from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the qualification or registration requirements of applicable blue sky laws.

..10     Litigation.

     There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Company, BarMedit and BarMedit Sub, currently threatened against the Company that questions the validity of the Transaction Documents or the right of the Company to enter into any of such agreements or to consummate the transactions contemplated hereby and thereby. There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Company, BarMedit and BarMedit Sub, currently threatened against the Company, before any court or by or before any governmental body or any arbitration board or tribunal, nor is there any judgment, decree, injunction or order of any court, governmental department, commission, agency, instrumentality or arbitrator against the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

..11     Brokers'  Fees  and  Commissions.

     Neither the Company nor any of its officers, directors, employees, stockholders, agents or representatives has employed any investment banker, broker, or finder in connection with the transactions contemplated by the Transaction Documents.

..12     Full  Disclosure.

     The Company has fully provided or made available to Bartech all the information that Bartech has requested for deciding whether to purchase the Shares and all information which the Company believes is reasonably necessary to enable Bartech to make such decision. The information so provided to Bartech by the Company does not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein or herein in view of the circumstances under which they were made not misleading.
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                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF BARTECH

     Bartech hereby represents and warrants to the Company with respect to the purchase of the Shares by it as of the date of this Agreement as follows:

..1     Experience.

     Bartech has such knowledge and experience in financial, tax, and business matters so as to enable Bartech to evaluate the risks and merits of an investment in the Common Stock.

..2     Investment.

     Bartech is acquiring the Shares for investment for Bartech's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, nor with any present intention of distributing or selling such Shares. Bartech is aware of the limits on resale imposed by virtue of the transaction contemplated by this Agreement and is aware that the certificates representing the Shares will bear restricted legends.

..3     No  Public  Market.

     Bartech understands that no public market now exists for any of the securities issued by the Company and that there is no assurance that a public market will ever exist for the Shares.

..4     Risk  of  Loss.

     Bartech is financially able to bear the economic risk of an investment in the Shares, including a total loss of investment. Bartech has adequate means of providing for its current needs and has no need for liquidity in its investment in the Company and has no reason to anticipate any material change in its financial condition in the foreseeable future. Bartech understands that neither the U.S. Securities and Exchange Commission nor any other U.S. federal or state agency has reviewed the proposed offering of the Shares or made any finding or determination of fairness of the offering of the Shares or any recommendation or endorsement of such investment.

..5     No  Advertising.

     Bartech acknowledges that it has not received any information regarding the offering of the Shares or any invitation to attend any seminar or meeting held by the Company, through any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio.

..6     Governmental  Consents.

     No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of Bartech is required in connection

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with  (i)  the execution, delivery and performance of the Transaction Documents,
(ii) the purchase of the Shares, and (iii) the consummation by Bartech of the transactions contemplated by the Transaction Documents.

..7     Broker's  Fees  and  Commissions.

     Neither Bartech nor any of Bartech's officers, directors, employees, stockholders, agents or representatives has employed any investment banker, broker, or finder in connection with the transactions contemplated by the Transaction Documents.

                                    ARTICLE V

                      CONDITIONS TO CLOSING OF THE COMPANY

     The Company's obligation to issue the Shares to Bartech at the Closing is, at the option of the Company, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

..1     Correct  Representations  and  Warranties.

     The representations and warranties made by Bartech in Article IV shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

..2     Covenants.

     All covenants, agreements and conditions contained in this Agreement to be performed by Bartech on or prior to the Closing Date shall have been performed or complied with in all material respects.

..3     Delivery  of  Purchase  Price.

     The Company shall receive, by wire transfer of immediately available funds to an account designated in writing by the Company at least three business days prior to the Closing Date, or by bank or certified check, the Purchase Price.

                                   ARTICLE VI

                        CONDITIONS TO CLOSING OF BARTECH

     Bartech's obligation to purchase the Shares at the Closing is, at the option of Bartech, subject to the fulfillment or waiver as of the Closing Date of the following conditions:
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..1     Correct  Representations  and  Warranties.

     The representations and warranties made by the Company in Article III shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

..2     Covenants.

     All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

..3     Compliance  Certificate.

     If the Closing Date is not the date of this Agreement, the Company shall have delivered to Bartech a certificate of the Company, executed by an executive officer of Bartech, dated the Closing Date, and certifying to the fulfillment of the conditions specified in Sections 6.1 and 6.2 of this Agreement.

..4     Share  Certificates.

     The Company shall have executed and delivered to Bartech one or more certificates representing the Shares, registered in the name of Bartech.

..5     Debt  Financing.

     The Company shall obtain, through the efforts of BarMedit and/or BarMedit Sub, a credit line or loan in an amount at least equal to 50% of the estimated costs of installing minibars in the Hyatt Regency Hotel in San Francisco, California. Such credit line or loan shall be made by a lender and on terms both reasonably satisfactory to Bartech and shall either be closed prior to the Closing or shall be evidenced by a commitment letter reasonably satisfactory to Bartech.

                                  ARTICLE VII

                                INDEMNIFICATION

..1     Indemnification  Obligations  of  the Company, BarMedit and BarMedit Sub.

     Each of the Company, BarMedit and BarMedit Sub, jointly and severally, agrees to and will indemnify, defend and hold Bartech (including for purposes of this Article VII, each officer, director, employee, stockholder, agent and representative of Bartech) harmless from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and expenses (hereinafter collectively referred to as "Damages"), imposed upon or incurred by Bartech by reason of or resulting from or arising out of a breach of any representation, warranty, covenant or agreement of them contained in any Transaction Document.

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..2     Notification  of  Claims.

     Any party entitled to indemnification pursuant to Section 7.1 hereof (each, an "Indemnified Party") shall (i) provide the Company, BarMedit and BarMedit Sub with prompt notice of all third party actions, suits, proceedings, claims, demands or assessments subject to the indemnification provisions of this Article VII (collectively, "Third Party Claims") brought at any time following the Closing Date, and (ii) provide the Company, BarMedit and BarMedit Sub with notice of all other claims or demands for indemnification pursuant to the provisions of this Article VII; provided, however, that the failure to provide timely notice shall not affect the indemnification obligations of the Company, BarMedit or BarMedit Sub except to the extent they shall have been materially prejudiced as a result of such failure. In the case of a Third Party Claim, the Indemnified Party shall make available to the Company, BarMedit and BarMedit Sub all relevant information material to the defense of such claim. The Company shall have the right to control the defense of all Third Party Claims with counsel reasonably acceptable to the Indemnified Party, subject to the Indemnified Party's right to participate in the defense; provided, that the Indemnified Party may control such defense at the Company's expense in the event
(i) of a failure by the Company to assume control of the defense of any Third Party Claim within five days after the Company is notified of such Third Party Claim, (ii) that the defense of the Indemnified Party by the Company would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding, or (c) the actual or potential defendants in, or targets of, any such action include both the Indemnified Party and the Company, and the Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Party which are different from or in addition to those available to the Company. Notwithstanding any assumption of such defense and without limiting the indemnification obligations provided for under this
Article VII, the Indemnified Party shall have the right to elect to join or participate in the defense of any Third Party Claim (at its sole expense if the Company is permitted to assume and continue control of the defense and has elected to do so and otherwise at the expense of the Company), and no claim shall be settled or compromised without the consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed.

                                  ARTICLE VIII

                                  MISCELLANEOUS

..1     Governing  Law;  Jurisdiction.

     This Agreement shall be governed in all respects by the laws of the State of New York without giving effect to the conflicts of laws principles thereof. All suits, actions or proceedings arising out of, or in connection with, this Agreement or the transactions contemplated by this Agreement shall be brought in any court of competent subject matter jurisdiction sitting in New York County, New York. Each of the parties hereto by execution and delivery of this Agreement, expressly and irrevocably (i) consents and submits to the exclusive personal jurisdiction of any such courts in any such action or proceeding; (ii) consents to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to such party as set forth in Section 8.5 hereof; and (iii) waives any claim or defense in any

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such  action  or  proceeding based on any alleged lack of personal jurisdiction, improper  venue,  forum  non  conveniens  or  any  similar  basis.

..2     Survival.

     The representations, warranties, covenants and agreements made in this Agreement shall survive the Closing indefinitely until, by their respective terms, they are not longer operative and shall in no way be affected by any investigation of the subject matter hereof made by or on behalf of Bartech.

..3     Successors  and  Assigns.

     The provisions of this Agreement shall inure to the benefit of, and be binding upon, the permitted successors and assigns of the parties to this Agreement, except that none of the Company, BarMedit or BarMedit Sub may assign this Agreement without the written consent of Bartech.

..4     Entire  Agreement;  Amendment.

     This Agreement and the other documents delivered pursuant to this Agreement at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and merge all prior discussions, negotiations, proposals and offers (written or oral) between them, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

..5     Notices,  etc.

     All notices and other communications required or permitted under this Agreement shall be sent by registered or certified mail, postage prepaid, overnight courier, confirmed telex or facsimile transmission or otherwise delivered by hand or by messenger, addressed to the parties as follows (or at such other address as any such party shall have furnished to the other parties hereto in writing):

       If  to  the  Company:                 With  a  Copy  to:

       Hotel  Outsource  Services,  Inc.     ________________________________
       40  Wall  Street,  Suite  33A         ________________________________
       New  York,  New  York  10005          ________________________________
       Attention:  Jacob  Ronnel             Attention:______________________
       Facsimile:  011-9723-516-8577         Facsimile:______________________

       If  to  BarMedit:                     With  a  Copy  to:

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      Bartech  Mediterranean  Ltd.
      Trade  Tower  Building
      Hamered  25
      Tel-Aviv  61500                        ________________________________
      Israel                                 ________________________________
      Attention:  Jacob  Ronnel              ________________________________
      Facsimile:  011-9723-516-8577          Attention:______________________
                                             Facsimile:______________________

       If  to  BarMedit:                     With  a  Copy  to:

      Hila  International  Corp.             ________________________________
      63  Wall  Street,  Suite  1801         ________________________________
      New  York,  New  York  10005           ________________________________
      Attention:  Jacob  Ronnel              Attention:______________________
      Facsimile:  011-9723-516-8577          Facsimile:______________________

       If  to  BarMedit:                     With  a  Copy  to:

       Bartech  Systems  International, Inc. Mintz Levin Cohn Ferris Glovsky
       251  Najoles  Road,  Suite A          and Popeo
       Millersville,  Maryland  21108        P.C.666  Third  Avenue
       Attention:  Daniel  Cohen             New  York,  New  York  10017
       Facsimile:  (410)  729-7723           Attention: Kenneth R. Koch, Esq.
                                             Facsimile:  (212)  983-3115

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) when delivered if delivered personally, (ii) if sent by registered or certified mail, at the earlier of its receipt or three business days after registration or certification thereof,
(iii) if sent by overnight courier, on the next business day after the same has been deposited with a nationally recognized courier service, or (iv) when sent by confirmed telex or facsimile, on the day sent (if a business day) if sent during normal business hours of the recipient, and if not, then on the next business day.

..6     Delays  or  Omissions.

     Except as expressly provided in this Agreement, no delay or omission to exercise any right, power or remedy accruing to the Company or any other parties hereto or their respective successors or assigns, upon any breach or default by another party hereto under this Agreement shall impair any such right, power or remedy of the Company or such other party or their respective successors or assigns, as the case may be, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of a waiver of or acquiescence in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring; provided, however, that this Section 8.6 shall not be interpreted to extend the date or time for any right, privilege or option beyond that expressly set forth elsewhere in this Agreement. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this

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Agreement,  must  be  in  writing  and  shall  be  effective  only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

..7     Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. This Agreement may be delivered by facsimile, and facsimile signatures shall be treated as original signatures for all applicable purposes.

..8     Severability.

     In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

..9     Titles  and  Subtitles.

     The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

..10     Knowledge.

     The term "knowledge," when used in this Agreement, means actual knowledge after reasonable investigation. For purposes of this definition, "reasonable investigation" shall include inquiry of the directors and officers of the Company and, for each of the representations and warranties qualified by "knowledge," the employees of the Company responsible for the matters described in such representation and warranty.

..11     No  Third  Party  Beneficiaries.

     This Agreement shall not confer any rights or remedies upon any person other than the parties hereto, their permitted successors and assigns, and as expressly provided for in Article VII of this Agreement.

..12     Confidentiality  of  Agreement, Press Releases and Public Announcements.

     Except as set forth below, the parties shall, and shall cause their officers, directors, employees, stockholders, agents and representatives to treat and hold as confidential the existence and terms of this Agreement at all times. No party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other parties; provided, however, that any party may make any public or other disclosure it believes in good faith is required by applicable law (including applicable securities laws) or any listing or trading agreement concerning its publicly-traded securities to make such disclosure (in which case

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the disclosing party will use its reasonable efforts to advise the other parties in  writing  prior  to  making  the  disclosure).

..13     Construction.

     The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder and any applicable common law, unless the context requires otherwise. The word "including" shall mean including without limitation and is used in an illustrative sense rather than a limiting sense. Terms used with initial capital letters will have the meanings specified, applicable to singular and plural forms, for all purposes of this Agreement. Reference to any gender will be deemed to include all genders and the neutral form.

..14     Incorporation  of  Exhibits,  Annexes  and  Schedules.

     The Exhibits, Annexes and Schedules, if any, identified in this Agreement are incorporated herein by reference and made a part hereof.

..15     Further  Assurances.

(a) The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as they other party may reasonable request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

                        (b)     {Signature Page Follows.}
(c)

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     The  foregoing  STOCK  PURCHASE AGREEMENT is hereby executed as of the date first  above  written.

                         HOTEL  OUTSOURCE  SERVICES,  INC.

                                /s/ Jacob Ronnel and Ariel Almog
                         By:_____________________________
                              Name: Jacob Ronnel and Ariel Almog
                              Title:   CEO               COO



                         BARTECH  MEDITERRANEAN  LTD.

                             /s/ Jacob Ronnel and Ariel Almog
                         By:_____________________________
                              Name:  Jacob Ronnel and Ariel Almog
                              Title: Director        General Manager



                         HILA  INTERNATIONAL  CORP.

                            /s/  Jacob Ronnel and Ariel Almog
                         By:_____________________________
                              Name:  Jacob Ronnel and Ariel Almog
                              Title: Director        General Manager



                         BARTECH  SYSTEMS  INTERNATIONAL,  INC.

                             /s/ Daniel Cohen
                         By:_____________________________
                              Name: Daniel Cohen
                              Title: President and CEO

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